EXHIBIT 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made and entered into as of December 7, 2011 by and among, VICTORIA INTERNET SERVICES, INC. ., a Nevada corporation (hereinafter referred to as the "Company" or "VRIS"), Leon Golden (the "Control Stockholder") and the persons identified on Schedule A hereto (the "Buyers") and Earn-A-Car (PTY), LTD., a corporation organized under the laws of the Republic of South Africa ("EAC").

                                    RECITALS

     WHEREAS, the Control Stockholder owns a total of 205,000,000 restricted shares of the Company's common stock ("Control Stock") which shares were not included in the Company's Registration Statement on Form S-1 number 333-165391ordered effective June 23, 2010 (the "Registration Statement"); and

     WHEREAS, Buyers desire to (i) acquire 78,750,000 shares out of the Control Stock in the amounts set forth on Schedule A (the "Sold Shares") and the Control Stockholder desires to sell the Control Stock for $150,000 (the "Purchase Price") and (ii) contribute of 100% of the capital of EAC (the "EAC Shares") (the "Contribution") and the Control Stockholder desires to sell all of his Sold Shares to EAC for $150,000 conditioned upon the Contribution and the Company is willing to accept the Contribution on the terms hereinafter set forth; and

     WHEREAS, all share numbers in this document have been adjusted to reflect a 50 for one forward stock split initiated in November 2011.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

     1. PURCHASE OF THE SHARES AND CONSIDERATION

     1.1 Shares Being Purchased. Subject to the terms and conditions of this Agreement, at the closing provided for in Section 2 hereof (the "Closing"), the Control Stockholder shall sell, assign, transfer and deliver to EAC the Sold Shares.

     1.2 Consideration. Subject to the terms and conditions of this Agreement and in consideration of the sale, assignment, transfer and delivery of the Sold Shares to the Buyers, at the Closing the Buyers shall transfer the EAC Shares to the Company and pay the Control Shareholder $150,000, said $150,000 (the "Cash Portion"), which Cash Portion the parties hereto recognize as already paid in full by Estripoint Capital Partners Limited, on behalf of EAC. If this Agreement shall be terminated, the Cash Portion shall be returned to Estripoint Capital Partners Limited as per Schedule A hereto.

     2. THE CLOSING

     2.1 Time and Place. The closing of the transactions contemplated by this Agreement shall be held at the offices of Gary B Wolff, 485 Madison Avenue - Suite 1100, New York, New York 10022 at 2:00 p.m. on December 7, 2011, or on such other date and at such other time and place as the parties may agree upon in writing (the "Closing").

     2.2 Deliveries by the Control Stockholder. At the Closing, the Control Stockholder shall deliver to the Buyers the stock certificate(s) representing the Sold Shares, duly endorsed or accompanied by stock power(s) duly executed in blank or otherwise in form acceptable for transfer on the books of the Company.
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     2.3  Deliveries  by Buyers.  At the Closing,  the Buyers shall  deliver the
Purchase Price to the Control Stockholder and EAC Shares to the Company in form acceptable to counsel to the Company.

     2.4  Cancelation.   The  Control  Shareholder  shall  cause  the  remaining
126,250,000 shares owned by the Control Shareholder to be cancelled.

     3. INDIVIDUAL REPRESENTATIONS AND WARRANTIES OF THE CONTROL STOCKHOLDER

     The Control Stockholder, represents and warrants to EAC as follows:

     3.1 Title. The Control Stockholder owns all of the Control Shares and all of the Sold Shares, and shall transfer to the Buyers at the Closing good and valid title to the Sold Shares, free and clear of all restrictions on transfer (other than any restrictions under federal and state securities laws), liens, claims, options, charges, pledges, security interests, and encumbrances of every kind, character or description. The Control Stockholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

     3.2 Valid and Binding Agreement. The Control Stockholder has the full and unrestricted right, power and authority and capacity to execute and deliver this Agreement and consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by the Control Stockholder and constitutes the valid and binding obligation of the Control Stockholder, enforceable in accordance with its terms.

     3.3 Non-contravention. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby do not violate or conflict with or constitute a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Control Stockholder is a party or by which the Control Stockholder or the Control Stockholder's property is bound, or to the knowledge of the Control Stockholder any existing applicable law, rule, regulation, judgment, or court order. The Control Stockholder is not and will not be required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.4 Accurate Information. To the best of such Control Shareholder's knowledge, after due investigation; (i) the information filed by the Company pursuant to the Securities Act of 1933, as amended (the "1933 Act") and the Securities and Exchange Act of 1934, as amended (the "1934 Act") and (ii) the Company's representations and warranties hereunder are all true accurate and complete and do not omit any facts, necessary to make such documents or representations and warranties not misleading.

     4. REPRESENTATIONS AND WARRANTIES OF THE BUYERS AND EAC.

     Each Buyer and EAC represents and warrants to the Company and the Controlling Shareholder as follows:

     4.1 Authority. The Buyer has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement constitutes the valid and binding obligation of the Buyer, enforceable in accordance with its terms. (This representation is made by the Buyers only.)

     4.2 Litigation. There is no claim, action suit or proceeding, at law or in equity, pending or threatened against Buyer affecting any of the EAC Shares, (nor, to the knowledge of the Buyer, is there any basis therefore) that might

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result,  either in any case or in the aggregate,  in any material adverse change in the business of EAC, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Buyer or relating to the EAC or the EAC Shares having, or which insofar as can be reasonably foreseen, in the future may have, any such effect. There is no claim, action, suit or proceeding by the
Buyer  currently   pending  or  which  Buyer  intends  to  initiate  that  might potentially result in a counterclaim affecting EAC or the EAC Shares. . (This representation is made by the Buyers only.)

     4.3 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of any agreement, contract, lease, license or instrument to which the Buyer is a party or by which it or any of his properties or assets are bound, or any judgment, decree, order, or writ by which EAC is bound or to which it or any of his properties or assets are subject.

     4.4 Consent. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Buyer, EAC or the EAC Shares in connection with the execution and delivery of this Agreement or the consummation by the Buyer of the transactions contemplated herein.

     4.5 Organization.

         4.5(a) EAC is a corporation duly organized, validly existing, and in good standing under the laws of the Republic of South Africa; has the corporate power and authority to carry on its business as presently conducted; and is qualified to do business as a foreign corporation and is in good standing under the laws of each state in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company.

         4.5(b) The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the government of the Republic of South Africa, and the bylaws of EAC and all amendments thereto, as certified by the Secretary of EAC, which will be delivered to the Company for examination prior to the Closing, are complete and correct copies of the Articles of Incorporation and bylaws of EAC in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and stockholders of EAC are contained in the minute book of EAC, which will be delivered to the Company for examination prior to the Closing, and no minutes or actions in writing without a meeting will be included in such minute book since delivery to the Company that will not also be delivered to the Company. The minute book of EAC contains complete and accurate records of all meetings and other corporate actions of its Board of Directors and stockholders.

     4.6 Share Issuance Restriction. EAC covenants that after the Closing hereunder it will not sell any of its shares except to the Company, which shall be permitted to buy additional shares in EAC.

     5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to EAC as follows:

     5.1 Authority. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

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     5.2 Organization.

         5.2(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; has the corporate power and authority to carry on its business as presently conducted; and is qualified to do business as a foreign corporation and is in good standing under the laws of each state in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company.

         5.2(b) The copies of the Articles of Incorporation, and all amendments thereto, of the Company, as certified by the Secretary of State of Nevada, and the bylaws of the Company and all amendments thereto, as certified by the Secretary of the Company, which will be delivered to EAC for examination prior to the Closing, are complete and correct copies of the Articles of Incorporation and bylaws of the Company in effect on the date hereof. All minutes of meetings and actions in writing without a meeting of the Board of Directors and stockholders of the Company are contained in the minute book of the Company, which will be delivered to EAC and Buyers for examination prior to the Closing, and no minutes or actions in writing without a meeting will be included in such minute book since delivery to EAC and Buyers that will not also be delivered to EAC and Buyers. The minute book of the Company contains complete and accurate records of all meetings and other corporate actions of its Board of Directors and stockholders.

     5.3 Capitalization.

         5.3(a) The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, $.0000001 par value, of which 238,750,000 shares are issued and outstanding and 20,000,000 shares of blank check Preferred Stock, $0.0000001 par value, of which there are no shares issued and outstanding or designated. All of the issued and outstanding shares of Common Stock of the Company are duly authorized, validly issued, fully paid and non-assessable, are not subject to preemptive rights created by statute, the Company's charter documents or bylaws or any agreement to which the Company is a party or by which it is bound, and were offered and sold in compliance with applicable state and Federal securities laws.

         5.3(b) There are no outstanding options, warrants, subscriptions, calls, rights, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatsoever to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, sold or delivered, additional shares of capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, subscription, call, right, demand, commitment, convertible security or other agreement.

     5.4 Equity Investments. The Company does not own any capital stock or have any interest in any corporation, partnership, or other form of business entity.

     5.5 Financial Statements. The Company has delivered to EAC copies of its audited balance sheet for the fiscal year ended December 31, 2010 (the "Balance Sheet") and the related audited statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2010 together with appropriate notes to such financial statements, a copy of which is included in the Annual Report on Form 10-K filed by the Company with the SEC, and copies of its unaudited balance sheet as of September 30, 2011 and the related unaudited statements of operations, changes in stockholders' equity and cash flows for the three and nine month periods ended September 30, 2011 (the "Company Financial Statements"), a copy of which is included in the Company's Quarterly Report on Form 10-Q for the three month period ended September 30, 2011filed by the Company with the SEC. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles

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consistently  applied, and present fairly the financial condition and results of operations of the Company at the dates and for the periods covered by the Company Financial Statements.

     5.6 Absence of Liabilities. As of the date of the date of Closing, the Company does will not have any debts, liabilities, or obligations of any nature, including, but not limited to expenses and costs, stock transfer fees and accounting fees in connection with the Transaction contemplated by this agreement and any agreements relating to the Company or its shares entered into contemporaneously or substantially contemporaneously herewith.

     5.7 Tax Returns. Within the times and in the manner prescribed by law, the Company has filed all federal, state, and local tax returns required by law and has paid in full all taxes, including, without limitation, all net income, gross receipts, sales, use, withholding, payroll, employment, social security, unemployment, excise and property taxes, plus applicable penalties and interest thereon (all such items are collectively referred to as "Taxes") due to, or claimed to be due by, any governmental authority. The Balance Sheet fully accrues all current and deferred Taxes. The Company has not been delinquent in the payment of any Taxes and has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim. As of the date of Closing, the Company will not have any liability for Taxes which has not been paid or noted in the Company Financial Statements.

     5.8 Litigation. There is no claim, action, suit, proceeding or investigation, at law or in equity, pending or threatened against the Company affecting any of its properties or assets or, to the knowledge of the Company, against any officer or director of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company having, or which, insofar as can be reasonably foreseen, in the future may have, any such effect.

     5.9 Compliance with Applicable Law. The Company has complied with all applicable laws, regulations, orders and other requirements of all governmental entities having jurisdiction over it and its assets, properties and operations, except in any case where the failure to comply would not have a material adverse effect on the business, assets or financial condition of the Company. The Company has not received any notice of any material violation of any such law, regulation, order or other legal requirement, and is not in material default with respect to any order, writ, judgment, award, injunction or decree of any governmental entity, applicable to the Company or any of its assets, properties or operations.

     5.10 Contracts and Agreements. The Company is not a party to or bound by nor are any of its properties and assets subject to any contract, instrument, lease, license, agreement, guaranty, commitment or undertaking.

     5.11 Employees; Employee Plans. The Company is not a party to or bound by any employment, consulting, or retainer agreement, or any profit-sharing, deferred compensation, bonus, savings, stock option, stock purchase, or incentive plan or agreement.

     5.12 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach of any term or provision of, constitute a default under or result in a violation of, the Articles of Incorporation or bylaws of the Company, as amended, any agreement, contract, instrument, lease, license, agreement or undertaking to which the Company is a party or by which it or any of its assets are bound, or any judgment, decree, order or writ by which the Company is bound or to which it or any of its assets or properties are subject.

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     5.13  Consent.  The Company is not  required to submit any notice,  report, statement, or other filing with and no consent, approval, order or authorization by any Person is required to be obtained by the Company in connection with the execution and delivery of this Agreement, other than (a) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities law and (b) such other consents, approvals, orders, authorizations, registrations, declarations and filings which if not obtained or made would not have a material adverse effect on the Company.

     5.14 Stockholder List. A complete and accurate list of the stockholders of record of the Company will be delivered to EAC prior to the Closing.

     5.15 Registration Rights. No Person has demand or other rights to cause the Company to file any registration statement under the Securities Act of 1933 relating to any securities of the Company or any right to participate in any such registration statement.

     5.16 Compliance with Securities Laws.

         5.16(a) All reports required to be filed by the Company with the Securities and Exchange Commission (collectively, the "Reports") have been properly filed and comply in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder with respect to such Reports. None of the filed Reports contain any untrue statement of a material fact, or fail to state any material fact required to be stated therein or necessary to make the statements made therein not misleading.

         5.16(b) No formal or informal investigation or examination by the Securities and Exchange Commission or by the securities administrator of any state is pending or threatened against the Company.

         5.16(c) The Company has not been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the Securities and Exchange Commission.

         5.16(d) The Company is not subject to any order, judgment or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission.

         5.16(e) The Company does not have a class of securities registered under and is not subject to Section 12(g) of the Securities Exchange Act of 1934.

     5.17 Investment Company. The Company is not required to be registered as an investment company under the Investment Company Act of 1940, as amended, and neither the Company nor its officers or directors are required to be registered as investment advisors under the Investment Advisor Act of 1940, as amended.

     6. COVENANTS RELATING TO CONDUCT OF BUSINESS OF THE COMPANY

     During the period from the date of this Agreement and continuing until the Closing, the Company agrees (except as expressly contemplated by this Agreement or to the extent that each and every Buyer shall otherwise consent in writing) that:

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     6.1 Ordinary  Course.  The Company shall not conduct any business or engage in any activities other than activities related to the closing of the transactions contemplated by this Agreement. In such connection, the company further represents and warrants to EAC that since June 30, 2011,

         (a) there has not been any Material Adverse Change in the business, operations, properties, assets, or condition of the Company;

         (b) the Company has not (i) amended its Articles of Incorporation; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any outstanding capital stock;
(iii) made any material change in its method of management, operation, or accounting; (iv) entered into any material transaction; or (v) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

         (c) The Company has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent MNXU balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any material assets, properties, or rights, or canceled, or agreed to cancel, any material debts or claims; or (iv) made or permitted any material amendment or termination of any contract, agreement, or license to which it is a party;

         (d) Notwithstanding anything to the contrary in the foregoing, VRIS shall have divested itself of all of its assets and have not liabilities on the date of the Closing and all of the business operations of VRIS as described in the VRIS prospectus shall have been discontinued.

     6.2 Dividends; Changes in Stock. The Company shall not and shall not propose to (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or (iii) repurchase or otherwise acquire any shares of its capital stock or rights to acquire any shares of its capital stock.

     6.3 Issuance of Securities. The Company shall not issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities.

     6.4 Governing Documents. The Company shall not amend its Articles of Incorporation or Bylaws.

     6.5 No Contracts or Undertakings. The Company shall not become a party to or become bound by or agree to become a party to or become bound by any contract, instrument, lease, license, agreement, commitment or undertaking.

     6.6 No Obligations or Liabilities. The Company shall not incur or agree to incur any amount of long or short-term debt for money borrowed, or indemnify or agree to indemnify others, or incur or agree to incur any debts, obligations or liabilities whatsoever.

     7. ADDITIONAL AGREEMENTS

     7.1 Access to Information.

         (a) EAC shall afford to the Company and shall cause its independent accountants to afford to the Company, and its accountants, counsel and other

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representatives,  reasonable  access  during  normal  business  hours during the period prior to the Closing to all information concerning the EAC and the EAC Shares, as the Company may reasonably request, provided that EAC shall not be required to disclose any information which he is legally required to keep confidential. The Company will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and the Company will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason the Company shall promptly return, or cause to be returned, to the disclosing party all documents obtained from EAC, and any copies made of such documents, extracts and copies thereof.

         (b) The Company shall afford to EAC and shall cause its independent accountants to afford to EAC and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all of the Company's properties, books, contracts, commitments and records and to the audit work papers and other records of the Company's independent accountants. During such period, the Company shall use reasonable efforts to furnish promptly to EAC such information concerning the Company as EAC may reasonably request, provided that the Company shall not be required to disclose any information that it is legally required to keep confidential. EAC will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and EAC will cause his consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason EAC shall promptly return, or cause to be returned, to the disclosing party all documents obtained from the Company, and any copies made of such documents, extracts and copies thereof.

     7.2 Communications. Between the date hereof and the Closing Date, the Company will not, without the prior written approval of the Buyers, furnish any communication to the public if the subject matter thereof relates to the other party or to the transactions contemplated by this Agreement, except as may be necessary, in the opinion of their respective counsel, to comply with the requirements of any law, governmental order or regulation.

     7.3 No Shop. From the date of this Agreement until the earlier of (i) the Closing Date, or (ii) the termination of this Agreement; neither Company nor the Buyers shall cause their respective shareholders, officers, directors, employees and other agents to directly or indirectly, take any action to solicit, initiate or encourage any offer or proposal or indication of interest in a merger, consolidation or other business combination involving any equity interest in, or a substantial portion of the assets of itself, other than in connection with the transactions contemplated by this Agreement. Each of the parties hereto shall immediately advise the other party of the terms of any offer, proposal or indication of interest that it receives or otherwise becomes aware of.

     7.4 Public Announcements. The Company, the Buyers and EAC shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the written consent of the other party.

     7.5 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

         (a) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with any of the transactions contemplated by this Agreement;

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
         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Sections 3,4 and 5 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement

     8. CONDITIONS PRECEDENT

     8.1 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or before the date of Closing of the following conditions, unless waived by the Company:

         (a) Representations and Warranties of the Buyers and EAC. The representations and warranties of the Buyers and EAC and set forth herein shall be true and correct in all material respects as of the date of this Agreement and on the date of the Closing.

         (b) Additional Closing Documents. The Company shall have received such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by the Company.

     7.2 Conditions to Obligations of the Buyers. The obligations of the Buyers to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or before the date of Closing of the following conditions unless waived by the Buyers:

         (a) Representations and Warranties of the Company. The representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date of this Agreement and on the date of Closing, and the Buyers and shall have received a certificate signed by an executive officer of the Company to such effect.

         (b) Election of Directors and Officers. Persons designated by the Buyers shall have been elected to the Board of Directors of the Company as well as its CEO and all of the Company's officers and directors shall have resigned.

         (c) Additional Closing Documents. The Buyers shall have received the following documents and instruments: (1) Certified resolutions of the Company's Board of Directors (a) authorizing the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder, (b) electing persons designated by EAC as the officers and directors of the Company effective as of the date of Closing; (2) a current list of the Company's stockholders certified by the Company's stock transfer agent; (3) an indemnification agreement, in form and substance reasonably acceptable to the Buyers, EAC and its counsel wherein the Control Shareholder agrees to indemnify, defend and hold harmless each of the Buyers and EAC and the Company and any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, a shareholder, officer, director or partner of EAC, any subsidiary or affiliate thereof or an employee of EAC, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "EAC Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual third party claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any material breach of this Agreement by the Company or any subsidiary or affiliate thereof, including but not limited to inaccuracy or breach of any representation or warranty to be true and correct at or before the Closing, or (ii) any willful or grossly negligent act, omission or conduct of any officer, director or agent of the Company or any subsidiary or affiliate thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing and (4) such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by the Buyers or EAC.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties contained herein shall survive the Closing, but shall expire on the first anniversary date following the date of Closing, unless a specific claim in writing with respect to these matters shall have been made, or any action at law or in equity shall have been commenced or filed before such anniversary date. Any investigations made by or on behalf of any of the parties prior to the date of Closing shall not affect any of the parties' obligations hereunder. Completion of the transactions contemplated herein shall not be deemed or construed to be a waiver of any right or remedy of any of the parties.

     10. TERMINATION

     10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

         (a)  by  mutual  written  consent  of  the  Company,   the  Controlling
Stockholders and the Buyers;

         (b) by the Company or the Controlling Stockholders if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement by EAC or the Buyers; or

         (c) by EAC or the Buyers if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement by the Company or the Controlling Stockholder.

     10.2 Effect of Termination. Termination of this Agreement in accordance with Section 11.1 may be effected by written notice from either the Company, the Control Shareholder, a Buyer, or EAC, as appropriate, specifying the reasons for termination and shall not subject the terminating party to any liability for any valid termination.

     11. MISCELLANEOUS

     11.1 Further Assurances. From time to time, at the other party's request and without further consideration, each of the parties will execute and deliver to the others such documents and take such action as the other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

     11.2 Payment of Fees and Expenses. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     11.3 Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.

     11.4 Entire Agreement; Amendments. This Agreement, including the Schedules, Exhibits and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

     11.5 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.6 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     11.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as they are applied to contracts executed, delivered and to be performed entirely within such state.

     11.9 Person. For purposes of this Agreement, the term "Person" shall mean any individual, corporation, partnership, joint venture or other business enterprise or entity and any governmental agency, federal, state or local.

     11.10 Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given by personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication is given by personal delivery, telex, facsimile or telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

     If to EAC:                   At the address set forth below his name on the
                                  signature page of this Agreement.

     If to the Company or the     At the address set forth below its name on the
     Controlling Shareholder:     signature page of this Agreement.

     Copy to:                     Gary B. Wolff, P.C.
                                  485 Madison Avenue
                                  New York, New York 10022

     If to the Buyers or EAC:     At the  address  set forth below their name on
                                  the signature page of this Agreement.

     Copy to:                     Frank J Hariton, Esq.
                                  1065 Dobbs Ferry Road
                                  White Plains, NY 10607

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
     11.11 Payment of Expenses.

     The Company and EAC shall each bear their own fees and expenses (including legal fees) incurred incident to the preparation and carrying out of the transactions contemplated herein.

     12. APPOINTMENT OF AGENT

     The Company and the Controlling Stockholder hereby irrevocably constitute and appoint Gary B Wolff, P.C. as their true and lawful attorney (the "Agent") with full right and power in their names and stead to take any and all action by and on behalf of them necessary or desirable to consummate the transactions contemplated by this Agreement, including without limitation, the right and power to receive and distribute the Purchase Price upon their written instruction.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

                                 Victoria Internet Services, Inc.
                                 a Nevada corporation

                                 By: /s/ Leon Golden
                                    ---------------------------------------
                                    Leon Golden, President
                                    2470 East 16th Street
                                    Brooklyn, NY 11235

                                    Leon Golden, Individually
                                    2470 East 16th Street
                                    Brooklyn, NY 11235

                                    Earn-A-Car (PTY) Ltd


                                 By: /s/ John Storey
                                    ---------------------------------------
                                    John Storey, CEO
                                    Office 1 The Falls Centre
                                    Corner Great North and Webb
                                    Northmead, Benoni 1522
                                    Union of South Africa

BUYERS


/s/ Greame Hardie
---------------------------------
Graeme Hardie


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